Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated October 8, 2021
to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2020, as supplemented, for
Performance Trust Municipal Bond Fund (the “Fund”),
a series of Trust for Professional Managers

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI:

Effective October 29, 2021, Mr. Jason D. Appleson, FRM, CFA, a Portfolio Manager for the Fund, has resigned from PT Asset Management, LLC, the Fund’s investment adviser. Accordingly, all references to Mr. Appleson as a Portfolio Manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed.

Mr. G. Michael Plaiss will continue to serve as the Portfolio Manager of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI